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                                                                 EXHIBIT 10(i)

                                   UST CORP.

                      1995 STOCK OPTION PLAN FOR DIRECTORS

1.   PURPOSE

The purpose of this 1995 Stock Option Plan for Directors (the "Plan") is to advance the interests of UST Corp. (the "Company") by enhancing the ability of the Company and certain of its subsidiaries to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's common stock (the "Stock").


2.  ADMINISTRATION

 The Plan shall be administered by a committee (the "Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to issue options granted in accordance with the formula set forth in this Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Transactions under this plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


3.  EFFECTIVE DATE AND TERM OF PLAN

The Plan shall become effective on the date on which the Plan is approved by the Board of Directors of the Company, subject to approval by the stockholders of the Company. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.


4.  SHARES SUBJECT TO THE PLAN

      (a)   NUMBER OF SHARES.  Subject to adjustment as provided in
            Section 4(c), the


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                 aggregate number of shares of Stock that may be delivered
                 upon the exercise of options granted under the Plan shall be 150,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

         (b) SHARES TO BE DELIVERED. Shares delivered under the Plan shall be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

         (c) CHANGES IN STOCK. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, after the effective date of the Plan, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, the "prescribed number" specified in Section 6(a), and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.


5.  ELIGIBILITY FOR OPTIONS

Directors eligible to receive option grants under the Plan ("Eligible Directors") shall be (a) those directors (including honorary but not including emeritus directors) of the Company who are not employees of the Company or of any subsidiary of the Company, and (b) those directors (not including honorary or emeritus directors) of USTrust who are not employees of the Company or of any subsidiary of the Company.


6.  TERMS AND CONDITIONS OF OPTIONS

         (a) NUMBER OF OPTIONS. On the date of the annual meeting of stockholders at which this Plan is approved by stockholders each individual then an Eligible Director shall be awarded on such date an option covering shares of Stock equal in number to the "prescribed number" as hereinafter defined.
                 Thereafter, on the date of each subsequent annual meeting, there shall be awarded to each individual elected at such meeting to serve as an Eligible Director and to each other Eligible Director (if any) elected to office since the last annual meeting by the board of directors of the corporation on which he or she serves as a director, but excluding any Eligible Director who has previously been granted options under this Plan, an option covering the prescribed number of shares of Stock. For purposes of this paragraph, the "prescribed number" is: (i) 7,500 in the case of any Eligible Director (other than an honorary director of the Company) serving as a director both of the Company and of USTrust; (ii) 5,100 in the case of any Eligible Director (other than an honorary director of the Company) serving as a director


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                 of the Company but not serving as a director of USTrust;
                 (iii) 4,500 in the case of any Eligible Director serving as an honorary director of the Company; and (iv) 3,000 in the case of any Eligible Director serving as a director of USTrust but not serving as a director of the Company (other than as an honorary director of the Company). The "prescribed number" for an Eligible Director described in both (iii) and (iv) shall be 7,500.

         (b) EXERCISE PRICE. The exercise price of each option shall be 100% of the fair market value per share of the Stock on the date the option is granted. In no event, however, shall the option price be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this paragraph, the fair market value of a share of Stock on any date shall be the average of the high and low prices of the Stock on the NASDAQ National System on such date, or if the Stock did not trade on such date, on the next preceding day on which trades were made.

         (c) DURATION OF OPTIONS. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the fifth anniversary of the date the option was granted.

         (d)     Exercise of Options.
                 -------------------

                 (1) Each option shall become exercisable as follows: (A) to the extent of one-third (1/3) of the shares covered by the option, on the earliest testing date (as hereinafter defined) on which the per-share fair market value of the Stock is at least three dollars ($3.00) higher than on the date of grant; (B) to the extent of an additional one-third (1/3) of the shares, on the earliest testing date on which the per-share fair market value of the Stock is at least six dollars ($6.00) higher than on the date of grant; and (C) to the extent of an additional one-third (1/3) of the shares, on the earliest testing date on which the per- share fair market value is at least nine dollars ($9.00) higher than on the date of grant. For purposes of the preceding sentence, a "testing date" with respect to any per-share dollar value is the last day of any period of ten consecutive trading days (commencing after the date on which the Plan is approved by the stockholders of the Company) on each day of which the per-share fair market value of the Stock equaled or exceeded such dollar value; provided, that a date shall not be considered a "testing date" for purposes of determining the exercisability of an option under this paragraph if the director to whom the option was awarded ceased to be a director of the Company and its subsidiaries prior to the testing date. In all events, each option shall become fully exercisable on the third anniversary of the date of grant provided the Eligible Director to whom the option was awarded is still a director on such anniversary. For purposes of the preceding sentence, the following rules of construction shall apply: (A) with respect


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                          to any option grants described in Section 6(a)(iii),
                          an Eligible Director described therein shall be treated as ceasing to be a director when he or she is no longer an Eligible Director described inSection 5(a); (B) with respect to any option grants described in Section 6(a)(iv), an Eligible Director described therein shall be treated as ceasing to be a director when he or she is no longer an Eligible Director described in Section 5(b); and (C) with respect to any option grants described in Section 6(a)(i) or
                          Section 6(a)(ii), an Eligible Director described therein shall be treated as ceasing to be a director when he or she ceases to be a director of the Company or becomes an honorary or emeritus director of the Company.

                          In addition to and not in limitation of the foregoing, each option outstanding at the time of a "Change of Control" as hereinafter defined shall become fully exercisable upon the Change in Control. A "Change of Control" shall be deemed to have occurred if:

                          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act, (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

                          (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i),
                                  (iii) or (iv) of this Section 6(d)(1)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (hereinafter referred to as "Continuing Directors"), cease for any reason to constitute at least a majority thereof;

                          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting


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                             securities of the Company outstanding
                             immediately prior thereto continuing to
                             represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change of Control of the Company; or

                       (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                 (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, to the attention of the Company's General Counsel, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of shares for which the option is exercised.

                 (3) The Committee shall withhold from the number of shares otherwise issuable to the individual upon exercise a number of shares with a fair market value equal to any federal, state, or local withholding tax requirements due upon the exercise of the option.

                 (4) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

           (e) PAYMENT FOR AND DELIVERY OF STOCK. Stock purchased under the Plan shall be paid for in one or a combination of the following forms of payment: (i) by cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company, (ii) by delivery of shares of Stock (which, in the case of shares of Stock acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price, or (iii) by delivery of a properly executed exercise notice together with irrevocable instructions to the option holder's broker to deliver promptly to the Company the amount required to pay the exercise price.


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                 An option holder shall not have the rights of a stockholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

                 The Company shall not be obligated to deliver any shares of Stock (A) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (B) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (C) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

         (f) NONTRANSFERABILITY OF OPTIONS. No option may be transferred other than by will or by the laws of descent and distribution, and during an Eligible Director's lifetime an option may be exercised only by him or her.

         (g) RETIREMENT; DISABILITY. If an Eligible Director retires as a director of the Company and its subsidiaries (i) at or after 65, or (ii) by reason of permanent disability whenever occurring, all options held by the retired or disabled Eligible Director, to the extent not otherwise exercisable, shall become exercisable. The Eligible Director's options shall remain exercisable for one year from retirement (subject to paragraph (i) below) or for the remainder of their original five-year option term if less, and then shall terminate to the extent not previously exercised.

         (h) OTHER TERMINATION. If an Eligible Director's service as a director terminates for any reason other than retirement under
                 (g) above or death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to paragraph
                 (i) below) or for the remainder their original five-year term if less, and then shall terminate to the extent not previously exercised. For the purposes of this paragraph (h): (A) with respect to any option grants described in Section 6(a)(iii), an Eligible Director described therein shall be treated as having terminated when he or she ceases to be an Eligible Director described in Section 5(a) (other than by reason of retirement under paragraph (g) above, or death); (B) with respect to any option grants described in Section 6(a)(iv), an Eligible Director described therein shall be treated as having terminated when he or she ceases to be an Eligible Director described in Section 5(b) (other than by reason of retirement under paragraph (g) above, or death); and (C) with respect to any option grants described in Section 6(a)(i) or Section 6(a)(ii), an Eligible Director described therein shall be treated as having



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              terminated when he or she ceases to be a director of the
              Company (other than by reason of retirement under paragraph
              (g) above, or death) or becomes an honorary or emeritus director of the Company.

      (i) DEATH. If an Eligible Director's service as a director of the Company and its subsidiaries terminates by reason of death, all options held by the Eligible Director which were not then exercisable shall be treated as having become exercisable immediately prior to death. If an Eligible Director dies at any time while holding exercisable options (including options treated as having become exercisable by reason of the preceding sentence), all such options may be exercised by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within one year after the director's death or during the remainder of the original five-year option term if less. After completion of that one-year (or shorter) period, such options shall terminate to the extent not previously exercised.


      (j) MERGERS, ETC. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options hereunder will terminate; provided, that 20 days prior to the effective date of any such merger, consolidation, sale, dissolution, or liquidation, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable.


7.    EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT, TERMINATION AND
      EFFECTIVENESS

Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

The Committee may at any time terminate the Plan as to any further grants of options. The Committee may at any time or times amend the Plan for any purpose which may at the time by permitted by law; provided, that except to the extent expressly required or permitted by the Plan, no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 promulgated under Section 16 of the Exchange Act.



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